Exhibit 99.1

Date: June 14th, 2016	100 University Avenue, 8th floor Toronto ON, M5J 2Y1 www.computershare.com

To: All Canadian Securities Regulatory Authorities

Subject: MITEL NETWORKS CORPORATION

Dear Sir/Madam:

We advise of the following with respect to the upcoming Meeting of Security Holders for the subject Issuer:

Meeting Type:	Annual General and Special Meeting

Record Date for Notice of Meeting:	June 22, 2016

Record Date for Voting (if applicable):	June 22, 2016

Beneficial Ownership Determination Date:	June 22, 2016

Meeting Date:	July 29, 2016

Meeting Location (if available):	Ottawa, ON

Issuer sending proxy related materials directly to NOBO:	No

Issuer paying for delivery to OBO:	Yes

Notice and Access (NAA) Requirements:

NAA for Beneficial Holders	No

NAA for Registered Holders	No

Voting Security Details:

Description	CUSIP Number	ISIN
COMMON	60671Q104	CA60671Q1046

Sincerely,

Computershare

Agent for MITEL NETWORKS CORPORATION